REORGANIZATION AGREEMENT


     This agreement (this "Agreement") is made and entered into as of July 31, 2003 by and among:

-  Softstone,  Inc.,  a  Delaware  corporation  ("SOFS");

-  Keith  P.  Boyd;

-  Gene  F.  Boyd;

-  Betty  S.  Boyd;

-  TS  Electronics  Corporation,  a  Delaware  corporation  ("TSEC");  and

-  Wang  Jingyi,  and  Wang  Jianzhong  (the  "TSEC  Shareholders")


Keith, Gene and Betty Boyd shall sometimes be referred to herein as "the Boyds."

                                    RECITALS

     WHEREAS, SOFS's common stock is currently traded on the OTC Bulletin Board, and SOFS is required by the Securities Exchange Act of 1934 to file periodic reports with the Securities and Exchange Commission (the "Commission"); and

     WHEREAS, SOFS's business is the brokering of crumb rubber, the pursuit of opportunities regarding a patented process for the devulcanization of vulcanized rubber, and the pursuit of opportunities for reconstituting reject tires into useful products; and

     WHEREAS, the Boyds own approximately 50% of the outstanding Common Stock of SOFS, which shares are "control" shares and thereby subject to the Commission's Rule 144 but many of which shares have been held for periods in excess of two years and would be freely transferable 91 days after any of the Boyds ceased to be an affiliate of SOFS; and

                                                                    Exhibit 10.4
                                                              Page 1 of 29 Pages

     WHEREAS, the parties hereto wish to effect a tax-free business combination between SOFS and TSEC by making TSEC a wholly-owned subsidiary of SOFS, and

     WHEREAS, following the reorganization, SOFS Sub wishes to transfer its rubber business to the Boyds in exchange for their obtaining the release of all debt owed by SOFS:

     NOW THEREFORE, in consideration of the following representations, promises and undertakings, the parties hereto hereby agree as follows:

1.   Reorganization  of  SOFS.
     -------------------------

     1.1  SOFS  shall  be  reorganized,  as  follows:
          -------------------------------------------

          (a) Prior to the Closing Date, SOFS (1) shall have effected a stock consolidation whereby all outstanding shares of SOFS common stock shall have been consolidated into 600,000 shares, (2) shall have organized a new Oklahoma limited liability company that initially will be a wholly-owned subsidiary ("SOFS Sub") of SOFS with Gene and Keith Boyd named as the managers,
(3) effective subsequent to the stock consolidation, shall have transferred to SOFS Sub (i) all the assets of SOFS, (ii) 50,000 shares of common stock of SOFS, and (iii) 100,000 SOFS common stock purchase warrants, each warrant exercisable at $1.25 a share, such warrants to expire one year after the Closing Date with the shares underlying the warrants to be registered with the first registration statement filed by the post-merger company after a 6-month lockup period but no later than 9 months after the Closing Date if the warrants are in the money and
(4) shall have obtained the written consent of the record owners of a majority of the outstanding shares of common stock of SOFS to the reorganization of SOFS as set forth in this Reorganization Agreement with the consent of the Boyds voting their shares in the same proportion for or against the reorganization as the shareholders who give their written consent or objection vote.

          (b) On the Closing Date, the TSEC Shareholders shall purchase from SOFS 5,350,000 shares of common stock of SOFS in a private placement under Rule 506 of Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), in exchange for the transfer to SOFS of all the capital stock of TSEC. Each of the TSEC Shareholders shall be a person or entity that would qualify as

                                                                    Exhibit 10.4
                                                              Page 2 of 29 Pages
an "accredited investor," as such term is defined in Rule 501 under Regulation D of the Securities Act, or as a "non-U.S. person", as such term is defined in the Commission's Regulation S. The certificates issued in connection with such purchase shall bear a restrictive legend in substantially the following form:

     The securities represented hereby have not been registered under the Securities act of 1933, as amended (the "Act"), or under the securities laws of certain states. These securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Act and the applicable state securities laws, pursuant to registration or an exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for an indefinite period of time. The issuer of these securities may require an opinion of counsel in form and substance satisfactory to the issuer to the effect that any proposed transfer or resale is in compliance with the act and any applicable state securities laws.

          (c) On the Closing Date, the Boyds shall demonstrate to TSEC's satisfaction that they have paid or obtained the written release of all
pre-Closing   liabilities  of   SOFS,  specifically   excluding  any  claims  or
liabilities that may arise as a result of or in connection with the reorganization of SOFS as contemplated by this Agreement. The Boyds and SOFS Sub will be indemnified by TSEC for any liabilities that may arise as a result of a breach by TSEC or the TSEC Shareholders of any representation, warranty, condition or covenant contained in this Reorganization Agreement as provided in
Section 5.1(h). Similarly, TSEC and the TSEC Shareholders shall be indemnified by SOFS Sub against any liabilities arising either from a failure of SOFS Sub or the Boyds to discharge or pay all liabilities of SOFS that existed up to the time of the closing of the transaction described in this Reorganization Agreement or relating to any breach by SOFS or the Boyds of any representation, warranty, condition or covenant contained in this Reorganization Agreement. These cross-indemnifications are contained in the First and Second Indemnification Agreements, forms of which are attached hereto as Exhibits 5.1
(h)  and  6.1  (h).

          (d) On the Closing Date, all but one of the directors of SOFS shall resign, and the remaining SOFS director shall elect a designee of TSEC to fill this vacancy and become a director of SOFS ("the TSEC Director Designee").

                                                                    Exhibit 10.4
                                                              Page 3 of 29 Pages

The remaining SOFS director shall then resign as a director of SOFS, and the present SOFS officers shall resign as officers of SOFS.

               (e) On the Closing Date, the TSEC Director Designee shall fill the vacancies created on the SOFS board by electing persons selected by TSEC.

               (f) As a result of the transaction described above in paragraph 1.1 (b) and by the operation of law, TSEC shall become a wholly-owned subsidiary of SOFS. SOFS's name shall be changed to "TS Electronics, Inc." or such other name as may be designated by TSEC.

               (g) Subsequent to the Closing, SOFS shall prepare an information statement stating that the written consent was obtained of a majority of the outstanding shares to the transfer to the Boyds of all of SOFS's interest in SOFS Sub (the "SOFS Sub Transaction") and to the other provisions of this Reorganization Agreement. The purchase price the Boyd's shall pay for SOFS Sub shall be the written release by the Boyds of all debt of SOFS owed to the Boyds and their paying or their obtaining the written release of debt owed by SOFS to all other creditors (the "SOFS Sub Consideration"). The information statement shall be prepared in compliance with Regulation 14A under the Securities Exchange Act of 1934, as amended, shall be filed with the SEC and shall be mailed to the SOFS shareholders that did not give their written consent as described above.

               (h) The Boyds and the TSEC Shareholders shall each execute a lockup agreement (the "Lockup Agreement"), effectively locking up their shares of SOFS common stock until the earlier to occur of (1) the expiration of nine months following the Closing Date or (2) the effectiveness at the SEC of a TSEC registration statement filed to register for resale shares of TSEC securities sold to institutional or other investors after the Closing Date.


2.   Representations  by  SOFS.  SOFS  represents  as  follows:
     ----------------------------------------------------------

     2.1 DUE ORGANIZATION. SOFS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is

                                                                    Exhibit 10.4
                                                              Page 4 of 29 Pages
authorized to transact its business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualifications. All actions taken by the current directors and stockholders of the Company have been valid and in accordance with applicable law.

     2.2 COMPANY AUTHORITY. Subject to shareholder approval of the transactions contemplated by this Agreement, SOFS has the right, power, legal capacity and authority to execute and deliver this Agreement and to perform its obligations under this Agreement and the documents, instruments and certificates to be executed and delivered by it pursuant to this Agreement. The execution and delivery of and performance of the obligations contained in this Agreement by SOFS and all documents, instruments and certificates made or delivered by SOFS pursuant to this Agreement, and the transactions contemplated hereby, have been duly authorized by all necessary action on the part of SOFS.

     2.3 VALID EXECUTION. Subject to shareholder approval of the transactions contemplated by this Agreement, the terms and provisions of this Agreement and all documents, instruments and certificates made or delivered from time to time by SOFS hereunder and thereunder shall constitute valid and legally binding obligations of SOFS, enforceable against SOFS in accordance with the terms hereof and thereof.

     2.4 DUE AUTHORIZATION. The execution and delivery of this Agreement by SOFS do not require any consent of, notice to or action by any person or governmental authority. The performance of this Agreement by SOFS and the consummation by SOFS of the transactions contemplated hereby will not require any consent of, notice to or action by any person or governmental authority.

     2.5 NO VIOLATION OF CORPORATE DOCUMENTS OR AGREEMENTS. The making and performance of this Agreement by SOFS and the consummation of the transactions contemplated hereby will not result in a breach or violation by SOFS of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which SOFS is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to SOFS or any of the properties of SOFS.

                                                                    Exhibit 10.4
                                                              Page 5 of 29 Pages

          2.6 FINANCIAL STATEMENTS. Attached hereto as Exhibit 2.6 are financial statements of SOFS for its fiscal years ended June 30, 2001 and June 30, 2002, which have been audited in accordance with GAAP as set forth in the auditor's report, and interim unaudited financial statements for the period from July 1, 2002 through March 31, 2003. These financial statements present fairly the financial condition and results of operations of its business, in accordance with generally accepted accounting principles. Since March 31, 2003 (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of SOFS, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of SOFS except in the ordinary course of business.

     2.7 DIRECTORS AND OFFICERS. As of the date hereof, the executive officers and directors of SOFS are Keith P. Boyd, Frederick W. Parker, Gene F. Boyd and Leo Templer.

     2.8 AUTHORIZED CAPITAL AND CERTAIN RIGHTS. SOFS has authorized capital of 30 million shares of Common Stock. Of these shares and before giving effect to the stock consolidation described in paragraph 1.3 (a), 13,200,698 are issued and outstanding. No person has an option or a right to acquire any of the unissued shares of SOFS common stock. All of the outstanding shares of SOFS common stock have been duly authorized and validly issued and are fully paid and nonassessable. None of the outstanding shares of SOFS common stock were issued in violation of the Securities Act or any state securities laws.

     2.9 NO CLAIMS. There is no claim, grievance, action, proceeding or governmental investigation pending, or to SOFS's knowledge, threatened against SOFS that would materially affect its assets or business.

                                                                    Exhibit 10.4
                                                              Page 6 of 29 Pages

     2.10 SEC REPRESENTATIONS. Through the date hereof, SOFS has filed all forms, reports and documents with the Commission required to be filed by it("SEC Reports"). SOFS has delivered and/or made available to TSEC true and complete copies of the required SEC Reports. Such SEC Reports, at the time filed, complied in all material respects with the requirements of the federal and state securities laws and the rules and regulations of the Commission thereunder applicable to such SEC Reports. None of the SEC Reports, including without limitation, any financial statements or schedules included therein, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     2.11 NO LITIGATION. SOFS is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. SOFS is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

     2.12 NO TAXES. To the best of SOFS's knowledge, it is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of SOFS have been or will be filed as of the Closing Date and all material taxes due pursuant to such returns or pursuant to any assessment received by SOFS have been or will be paid as of the Closing Date, except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of SOFS in respect of taxes or other governmental charges have been established in accordance with GAAP.

     2.13 MATERIAL AGREEMENTS (a) Other than as fully described and previously disclosed in SOFS's Forms 10-KSB and 10-QSBfilings, SOFS is not currently carrying on any business and is not a party to any contract, agreement, lease or order which would subject it to any performance or business obligations or restrictions in the future after the closing of the transactions contemplated by this Agreement.

                                                                    Exhibit 10.4
                                                              Page 7 of 29 Pages

          (a) There are no executory contracts to which SOFS is a party, including employment agreements and leases.

          (b)  SOFS  has  no  stockholder  contracts  or  agreements.

          (c)  SOFS  is not in default under any contract or any other document.

          (d) SOFS has no written or oral contracts with any third party except with its transfer agent, Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, TX 75034.

          (e) SOFS has no outstanding powers of attorney and no obligations concerning the performance of TSEC concerning this Agreement.

          (f) SOFS has all material Permits ("Permits" means all licenses, franchises, grants, authorizations, permits, easements, variances, exemptions, consents, certificates, orders and approvals necessary to own, lease and operate the properties, of, and to carry on the business of SOFS); (ii) all such Permits are in full force and effect, and SOFS has fulfilled and performed all material obligations with respect to such Permits; (iii) no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination by the issuer thereof or which results in any other material impairment of the rights of the holder of any such Permit, and (iv) SOFS has no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Permit.

          (g) Neither SOFS nor, to the SOFS's knowledge, any employee or agent of SOFS has made any payments of funds of SOFS , or received or retained any funds, in each case in violation of any law, rule or regulation or of a character required to be disclosed by SOFS in any of the SEC Reports.

          (h) There are no outstanding judgments or UCC financing instruments or UCC Securities Interests filed against SOFS or any of its properties.

          (i) SOFS has no debt, loan, or obligations of any kind, to any of its directors, officers, stockholders, or employees, which will not be satisfied at the Closing.

                                                                    Exhibit 10.4
                                                              Page 8 of 29 Pages

          (j) SOFS does not have and will not have any assets at the time of Closing other than as disclosed in the Company's Form 10-KSB's Audited Financial Statements. SOFS does not own any real estate or any interests in real estate. SOFS does not own any patents, copyrights, or trademarks other than as disclosed in the SOFS's 10-KSB. SOFS does license the intellectual property of others but owes no fees or royalties on the same.

2.14 NO LIABILITIES. SOFS does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or otherwise, and whether due or to become due, that is not reflected on SOFS's financial statements in
Exhibit  2.6  attached  hereto.

     2.15 COMPLIANCE WITH LAW. To the best of its knowledge, SOFS has complied with, and is not in violation of any provision of laws or regulations of federal, state or local government authorities and agencies. There are no pending or threatened proceedings against SOFS by any federal, state or local government, or any department, board, agency or other body thereof.

     2.16 SURVIVAL. The representations and warranties herein by SOFS will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing Date and will, except, as otherwise provided herein, survive the Closing for a period of two (2) years.

3.   Representations  of  the  Boyds.   The  Boyds,  respectively,  jointly  and
     -------------------------------
severally  represent  as  follows:

     3.1 SHARE OWNERSHIP. The numbers of shares of SOFS that each of the officers and directors of SOFS owns of record, beneficially or otherwise, as of July 31, 2003, are as follows:

                                  Shares
                                  -------
Keith  P.  Boyd                  1,586,337
Gene  F.  Boyd                   4,363,566
Betty  Boyd                        545,446
Frederick  W.  Parker              675,419
Leo  Templer                       127,225

                                                                    Exhibit 10.4
                                                              Page 9 of 29 Pages

          The numbers of shares of SOFS owned of record or beneficially on July 31, 2003 by persons that may be deemed to be insiders are as follows:

                                        Total  Shares
                                        -------------
          Dennis  Atkins                    255,800
          Art  Beroff                       150,000
          Betty  Boyd                       545,446
          Gene  Boyd                      4,363,566
          Keith  Boyd                     1,586,337
          Cynthia  L.  Boyd                  50,000
          Gary  Bryant                      150,000
          Danilo  Caccuamatta               454,792
          Mariantonietta  Denti             173,623
          Al  Hunter                        216,816
          Richard  Hunter                    51,950
          Thomas  J.  Kenan                 278,777
          Suzanne  Kerr                     299,792
          Frederick  W.  Parker             675,419
          Russell  Family  L.P.             170,196
          Templemore  Partners              299,792
          Leo  Templer                      127,225

     The Boyds hereby agree, respectively, to exert their best efforts to persuade the above-referenced persons that may be deemed to be insiders to execute a lockup agreement similar in form and substance to the Lockup Agreement executed by the Boyds in accordance with Section 1(h) hereof.

     3.2 TRANSFER OF TITLE. The Boyds are the record or beneficial owners of the shares described above, free and clear of all liens and encumbrances. All of the Boyds' shares have been duly authorized and are validly issued, fully paid and non-assessable. There are no existing agreements, options, warrants, rights, calls or commitments of any kind to which any of the Boyds is a party or by which any of such persons is bound providing for the issuance of any shares, or for the repurchase or redemption of shares, of SOFS's capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments.

     3.3 NO MATERIAL MISSTATEMENT. Neither SOFS, nor the Boyds, has made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein.

                                                                    Exhibit 10.4
                                                             Page 10 of 29 Pages

     3.4 SOFS REPRESENTATIONS. The Boyds, respectively, adopt and remake as their own, respectively, on a joint and several basis each and every representation made by SOFS in Article 2.

     3.5 NO LIABILITIES. There are no liabilities of the Boyds of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which could be charged as a liability to SOFS, and to the best knowledge of Boyds there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability.

4.   Representations of  TSEC  and  each of the TSEC Shareholders. TSEC and each
     -------------------------------------------------------------
of  the  TSEC  Shareholders  represents  as  follows:

     4.1 DUE ORGANIZATION. TSEC is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is authorized to transact its business and is in good standing in each state in which its ownership of assets or conduct of business requires such qualifications.

     4.2 AUTHORIZED CAPITAL AND CERTAIN RIGHTS. The authorized capital stock of TSEC consists of 45,000,000 shares of common stock, $0.001 par value, of which 90,000 shares are issued and outstanding (the "TSEC Shares"). The TSEC Shareholders are the record and beneficial owners of all the TSEC Shares, free and clear of all liens and encumbrances. No legend or other reference to any purported lien or encumbrance appears upon any certificate representing the TSEC Shares. All of the TSEC Shares have been duly authorized and are validly issued, fully paid and non-assessable. There are no existing agreements, options, warrants, rights, calls or commitments of any kind to which TSEC or any TSEC
Shareholder is a party or by which any of such persons or entities is bound providing for the issuance of any shares, or for the repurchase or redemption of shares, of TSEC's capital stock, and there are no outstanding securities or other instruments convertible into or exchangeable for shares of such capital stock and no commitments to issue such securities or instruments. None of the TSEC Shares were issued in violation of the Securities Act or any state securities laws.

                                                                    Exhibit 10.4
                                                             Page 11 of 29 Pages

     4.3 COMPANY AUTHORITY. The TSEC Shareholders and TSEC have the right, power, legal capacity and authority to execute and deliver this Agreement and to perform their obligations under this Agreement and the documents, instruments and certificates to be executed and delivered by the TSEC Shareholders and TSEC pursuant to this Agreement. The execution and delivery of and performance of the obligations contained in this Agreement by the TSEC Shareholders and TSEC and all documents, instruments and certificates made or delivered by the TSEC Shareholders and TSEC pursuant to this Agreement, and the transactions contemplated hereby, have been or as of the Closing Date will be duly authorized by all necessary action on the part of the TSEC Shareholders and TSEC. Each TSEC Shareholder has, and on the Closing Date will have, good and marketable title to the TSEC Shares proposed to be sold by such TSEC Shareholder and upon delivery of and payment for such shares hereunder, SOFS will acquire good and marketable title thereto, free and clear of all liens, encumbrances, equities, claims, restrictions, security interests, voting trusts or other defects of title whatsoever.

     4.4 VALID EXECUTION. The terms and provisions of this Agreement and all documents, instruments and certificates made or delivered from time to time by the TSEC Shareholders and TSEC hereunder and thereunder constitute valid and legally binding obligations of the TSEC Shareholders and TSEC, enforceable against the TSEC Shareholders and TSEC in accordance with the terms hereof and thereof.

     4.5 DUE AUTHORIZATION. The execution and delivery of this Agreement by the TSEC Shareholders and TSEC do not require any consent of, notice to or action by any person or governmental authority, which consent, notice or action has not been made, given or otherwise accomplished, and satisfactory evidence thereof has been delivered to the any one of the Boyds. The performance of this Agreement by the TSEC Shareholders and TSEC and the consummation by the TSEC Shareholders and TSEC of the transactions contemplated hereby will not require any consent of, notice to or action by any person or governmental authority.

     4.6 NO VIOLATION OF CORPORATE DOCUMENTS OR AGREEMENTS. The making and performance of this Agreement by each of the TSEC Shareholders and TSEC and the consummation of the transactions contemplated hereby will not result in a breach

                                                                    Exhibit 10.4
                                                             Page 12 of 29 Pages
or violation by such TSEC Shareholder or TSEC of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust (constructive or other), loan agreement, lease, franchise, license or other agreement or instrument to which such TSEC Shareholder or TSEC is bound, any statute, or any judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to such TSEC Shareholder or TSEC or any of the properties of such TSEC Shareholder or TSEC.

     4.7 BUSINESS PLAN AND COMPANY QUESTIONNAIRE. A current business plan of TSEC (the "TSEC Business Plan") and written responses to a company questionnaire earlier furnished to TSEC by Kenan will be furnished by e-mail to Kenan within seven days after the execution of this Agreement. The TSEC Business Plan and responses to the questionnaire will be accurate and correct in all material respects.

     4.8 FINANCIAL STATEMENTS. Attached hereto as Exhibit 4.8 are unaudited financial statements of TSEC for its fiscal years ended September 30, 2002 and September 30, 2002 and unaudited financial statements for its interim periods ended March 31, 2003 and March 31, 2002, prepared in accordance with the Commission's Regulation S-B, Item 310. These financial statements present fairly the financial condition and results of operations of its business, in accordance with U.S. generally accepted accounting principles. TSEC covenants that it shall timely provide, for inclusion in a Form 8-K to be filed with the Commission within 60 days after the Closing, audited financial statements (U. S. GAAP) for its fiscal years 2001 and 2002 and unaudited interim financial statements as required by the Commission's Regulation S-B, Item 310.

     4.9 DIRECTORS AND OFFICERS. As of the date hereof, the executive officers and directors of TSEC are: Wang Jingyi and Wang Jianzhong.

     4.10 There are no known material liabilities of TSEC, contingent or matured, which are not reflected on the balance sheet dated as of March 31, 2003, and which arose in the ordinary course of business.

     4.11 NO CLAIMS. There is no claim, grievance, action, proceeding or governmental investigation pending, or to TSEC's knowledge, threatened against TSEC or affecting its assets or business.

                                                                    Exhibit 10.4
                                                             Page 13 of 29 Pages

     4.12 REPRESENTATIONS. Neither TSEC nor any of the TSEC Shareholders has made any material misstatement of fact or omitted to state any material fact necessary or desirable to make complete, accurate and not misleading every representation, warranty and agreement set forth herein or to be included in any document contemplated herein.

5.   Conditions  Precedent  to  SOFS's  and  the  Boyds's  Obligations.
     ------------------------------------------------------------------

     5.1 Conditions Precedent. The obligations of SOFS and the Boyds to consummate the transactions contemplated on or before the Closing Date are subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) TSEC and the TSEC Shareholders shall have materially performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by TSEC or the TSEC Shareholders on or before the Closing Date.

          (b) All representations and warranties of TSEC and the TSEC Shareholders contained in this Agreement, the Exhibits, and in any document, instrument or certificate that shall be delivered by TSEC or the TSEC Shareholders under this Agreement shall be materially true, correct and complete on and as though made on the Closing Date.

          (c) During the period from the date of this Agreement through and including the Closing Date: (i) there shall not have occurred any material adverse change affecting TSEC; (ii) TSEC shall not have sustained any loss or damage that materially affects its ability to conduct its business; (iii) the performance by TSEC or the TSEC Shareholders shall not have been rendered, by a change in circumstances or actions by third parties (including, without limitation, a change in any law or actions by a governmental authority), impossible, illegal, commercially impracticable or capable of accomplishment only on terms and conditions which require SOFS to incur substantially greater costs or burdens than SOFS or the Boyds reasonably anticipated on the date of this Agreement.

                                                                    Exhibit 10.4
                                                             Page 14 of 29 Pages

          (d) As of the Closing Date, no action or proceeding shall be completed, pending or threatened against SOFS or any of the Boyds that has or may result in a judgment, decree or order that would prevent or make unlawful the consummation of the transactions under this Agreement or have a material adverse effect on SOFS or any of the Boyds and there shall be in effect no order restraining or prohibiting the consummation of the transactions contemplated under this Agreement nor any proceedings pending with respect thereto.

          (e) TSEC and the TSEC Shareholders shall have tendered to SOFS and the Boyds all documents, certificates, payments and other items required by
Section  7  hereof  to  be  delivered  to  SOFS  and  the  Boyds.

          (f)     A  disinterested  majority  of  the  shares  held  by  SOFS
Shareholders shall have approved of the transactions contemplated by this Agreement.

          (g) TSEC and each of the TSEC shareholders shall have received any consents necessary to perform their obligations under this Agreement.

          (h) TSEC shall have agreed to indemnify the Boyds and SOFS Sub against certain liabilities that may arise as a result of actions taken by TSEC, its officers and agents in connection with the reorganization of SOFS, by executing an indemnification agreement, a form of which is attached hereto as
Exhibit 5.1(h) (the "First Indemnification Agreement"). Similarly, SOFS Sub shall have agreed to indemnify TSEC and the TSEC Shareholders against any liabilities arising either from a failure of SOFS Sub or the Boyds to discharge or pay all liabilities of SOFS that existed up to the time of the closing of the transaction described in this Reorganization Agreement or relating to any breach by SOFS or the Boyds of any representation, warranty, condition or covenant contained in this Reorganization Agreement, by executing an indemnification agreement, a form of which is attached hereto as Exhibit 6.1(h) (the "Second Indemnification Agreement").

          (i) SOFS shall have received any and all permits, authorizations, approvals and orders under federal and state securities laws for the issuance of SOFS's Common Stock, without the imposition of any conditions adverse to SOFS.

                                                                    Exhibit 10.4
                                                             Page 15 of 29 Pages

          (j) The Boyds shall have executed a Lock-up Agreement in accordance with Section 1(h) hereof.

THE SALES OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN QUALIFIED WITH THE COMMISSIONERS OF CORPORATIONS OF THE STATES OF DELAWARE OR DELAWARE, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFORE PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION UNDER THE LAWS OF THOSE STATES. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

     5.2  Waiver.
          -------

          (a) SOFS and the Boyds may waive any or all of the conditions set forth in Section 5.1 hereof in whole or in part; and no such waiver of a condition shall constitute a waiver by SOFS and the Boyds of any of their other rights or remedies under this Agreement or otherwise at law or in equity if TSEC or any of the TSEC Shareholders should be in default of any of their covenants, agreements, representations or warranties under this Agreement.

6.   Conditions Precedent  to  TSEC's  and  the  TSEC Shareholders' Obligations.
     ---------------------------------------------------------------------------

     6.1 Conditions Precedent. The obligation of TSEC and the TSEC Shareholders to consummate the transactions contemplated on or before the Closing Date are subject to the satisfaction, on or before the Closing Date, of the following conditions:

          (a) SOFS and the Boyds shall have materially performed and complied with all covenants, conditions and obligations required by this Agreement to be performed or complied with by SOFS and the Boyds on or before the Closing Date.

          (b) All representations and warranties of SOFS and the Boyds contained in this Agreement, the Exhibits, and in any document, instrument or certificate that shall be delivered by SOFS and the Boyds under this Agreement shall be materially true, correct and complete on and as though made on the Closing Date.

                                                                    Exhibit 10.4
                                                             Page 16 of 29 Pages

          (c) During the period from the date of this Agreement through and including the Closing Date: (i) there shall not have occurred any material adverse change affecting SOFS; (ii) SOFS shall not have sustained any loss or damage that materially affects its ability to conduct its business; (iii) the performance by SOFS and the Boyds shall not have been rendered, by a change in circumstances or actions by third parties (including, without limitation, a change in any law or actions by a governmental authority), impossible, illegal, commercially impracticable or capable of accomplishment on terms and conditions which require TSEC to incur substantially greater costs or burdens than TSEC reasonably anticipated on the date of this Agreement;(iv) SOFS shall not (x) enter into any contract, written or oral, or business transaction, merger or consolidation, (y) incur any debts, loan or obligations or (z) or enter into any agreements with its officers, directors or stockholders, without the express written consent of TSEC; (v) SOFS shall not amend or change its articles of incorporation or bylaws, or issue any further shares of SOFS common stock without the express written consent of TSEC; (vi) SOFS shall not issue any stock options, warrants or other rights or interests in SOFS common stock; (vii) SOFS shall not declare any dividend in cash or stock, or any other benefit to its stockholders; (viii) SOFS shall not institute any bonus, employee benefit, profit sharing, stock option, pension plan or any other similar arrangement and
(ix) SOFS shall arrange for the closure of its current bank account and deliver all bank statements pertaining to such account to TSEC.

          (d) As of the Closing Date, no action or proceeding shall be completed, pending or threatened against TSEC that has or may result in a judgment, decree or order that would prevent or make unlawful the consummation of the transactions under this Agreement or have a material adverse effect on TSEC and the TSEC Shareholders and there shall be in effect no order restraining or prohibiting the consummation of the transactions contemplated under this Agreement nor any proceedings pending with respect thereto.

          (e) SOFS and the Boyds shall have tendered to TSEC and the TSEC Shareholders all documents, certificates, payments and other items required by Section 7 hereof to be delivered to TSEC and the TSEC Shareholders.

                                                                    Exhibit 10.4
                                                             Page 17 of 29 Pages

          (f)  The  holders  of  a  majority   of  the   outstanding  shares  of
voting stock of SOFS shall have approved the transactions contemplated by this Agreement.

          (g)  SOFS   and  the  Boyds   shall   have   received   any   consents
necessary  to  perform  their  obligations  under  this  Agreement.

          (h) SOFS Sub shall have indemnified TSEC and the TSEC Shareholders for any liabilities of SOFS assumed by SOFS Sub and certain other liabilities described in paragraph 1.3 (c) of this Agreement, pursuant to the terms of an indemnification agreement, a form of which is attached hereto as
Exhibit  5.1  (h)  (the  "Second  Indemnification  Agreement").

          (i) At Closing, SOFS Sub shall provide to SOFS agreements releasing any and all unpaid debts owed by SOFS to the Boyds and to any and all other creditors, such releases to be in form and content satisfactory to TSEC.

     6.2  Waiver.
          -------

          TSEC and the TSEC Shareholders may waive any or all of the conditions set forth in Section 5.1 hereof in whole or in part; and no such waiver of a condition shall constitute a waiver by TSEC and the TSEC Shareholders of any of its other rights or remedies under this Agreement or otherwise at law or in equity if SOFS or any of the Boyds should be in default of any of their covenants, agreements, representations or warranties under this Agreement.

7.   Closing.
     --------

     7.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall take place no later than August 11, 2003 (the "Closing Date") unless such date is extended by written agreement of TSEC and SOFS.

     7.2 The Closing shall be effected pursuant to and in accordance with a form of escrow agreement substantially in the form of Exhibit 7.2 (the "Escrow Agreement").

8.   Post-Closing Covenants.  TSEC  and  the  TSEC  Shareholders  covenant  that
     ----------------------
SOFS  shall:

                                                                    Exhibit 10.4
                                                             Page 18 of 29 Pages

     8.1 Continue to file timely with the Securities and Exchange Commission (the "Commission") all periodic reports and proxy or information statements required under the Securities Exchange Act of 1934, as amended.

     8.2 Maintain its status as a company whose Common Stock is quoted on the OTC Bulletin Board or shall change its status to a company whose Common Stock is listed on The Nasdaq Stock Market or a major stock exchange.

     8.3 Not reverse split its stock for a period of at least two years from the closing date hereof; provided, however, that this period may be reduced to one year in the event that such is required by a broker-dealer investment banking firm in connection with an equity financing, of at least $2 million, for TS Electronics Corporation that closes; and provided further, that this period may be reduced to less than one year upon TS Electronics Corporation's obtaining the written consent of Dennis.

     8.4 On the Closing Date, authorize the sale to the Boyds, and transfer to the Boyds, all of the outstanding capital stock of SOFS Sub in exchange for the SOFS Sub Consideration, as contemplated in Section 1.1(g).

9.   Applicable Law.  The  law  of  New  York  shall  apply  to  the  effect and
     ---------------
interpretation  of  this  Agreement.

10.   Execution in  Counterparts.  This  Agreement  and  any  of  the  documents
      ---------------------------
described herein that are necessary for the Closing may be executed in counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument.

11.   Further Assurances.  If,  at  any  time  before,  on  or after the Closing
      -------------------
Date, any further action by any of the parties to this Agreement is necessary or desirable to carry out the purposes of this Agreement, such party shall take all such necessary or desirable action or use such party's best efforts to cause such action to be taken.

12.   Expenses.  TSEC shall  bear  all  expenses  incurred  by  it in connection
     ---------
with the negotiation, preparation or execution of this Agreement, and SOFS shall

                                                                    Exhibit 10.4
                                                             Page 19 of 29 Pages
bear all expenses incurred by it in connection with the negotiation, preparation or execution of this Agreement.

13.   Applicable  Law;   Arbitration.   Each  party   hereto  consents   to  the
      -------------------------------
jurisdiction over it of the courts of the State of New York and of the courts of the United States located in New York and agrees that personal service of all process may be made by registered or certified mail pursuant to the provisions of Section 14.

14.   Notices.   Any  notice  or   demand  desired  or   required  to  be  given
      --------
hereunder shall be in writing and deemed given when personally delivered, sent by facsimile, overnight courier or deposited in the mail (postage prepaid, certified or registered, return receipt requested) and addressed as set forth below or to such other address as any party shall have previously designated by such a notice. Any notice delivered personally or by facsimile shall be deemed to be received on the date of personal delivery or confirmed transmission by facsimile; any notice sent by overnight courier shall be deemed to be received upon confirmation one business day after the date sent; and any notice mailed shall be deemed to be received on the date stamped on the receipt.

If  to  TSEC:                  TS  Electronics
                               XinMao  Technology  Park,  D1,  Suite  5C-D
                               Tianjin,  China


If  to  the  TSEC              TS  Electronics
Shareholders:                  XinMao  Technology  Park,  D1,  Suite  5C-D
                               Tianjin,  China


If  to  SOFS
or  SOFS  Sub:                 Keith  Boyd,  President
                               Softstone,  Inc.
                               111  Hilltop  Lane
                               Pottsboro,  TX  75076


Copy  to:                      Thomas  J.  Kenan,  Esq.
                               Fuller,  Tubb,  Pomeroy  and  Stokes
                               201  Robert  S.  Kerr  Ave.,  Suite  1000
                               Oklahoma  City,  OK  73102

                                                                    Exhibit 10.4
                                                             Page 20 of 29 Pages

If  to  the  Boyds:            Keith  Boyd
                               111  Hilltop  Lane
                               Pottsboro,  TX  75076

Copy  to:                      Thomas  J.  Kenan,  Esq.
                               Fuller,  Tubb,  Pomeroy  and  Stokes
                               201  Robert  S.  Kerr  Ave.,  Suite  1000
                               Oklahoma  City,  OK  73102


15.   Parties in  Interest.  All  of  the terms and provisions of this Agreement
      --------------------
shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether herein so expressed or not.

16.   Severability.   Any  provision  of  this  Agreement  that  is  invalid  or
      -------------
unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining provisions of this Agreement or affecting the validity or enforceability of any provision of this Agreement in any other jurisdiction.

17.   Amendment.  Except as  otherwise  provided  herein, the parties hereto may
      ----------
modify or supplement this Agreement at any time, but only in a writing duly executed by each of the parties hereto.


18.   Headings.   The  headings   preceding  the   text  of   sections  of  this
      ---------
Agreement  are  for  convenience  only  and  shall  not be deemed a part hereof.

19.   Entire  Understanding.  The terms  set  forth  in this Agreement including
      ---------------------
its Exhibits are intended by the parties as the final, complete and exclusive expression of the terms of their agreement and may not be contradicted, explained or supplemented by evidence of any prior agreement, any contemporaneous oral agreement or any consistent additional terms. The Exhibits attached to this Agreement are made a part of this Agreement.

                                                                    Exhibit 10.4
                                                             Page 21 of 29 Pages

20.   Confidentiality.   The  parties   hereto   shall   not  make   any  public
      ----------------
announcement regarding the transactions contemplated by this Agreement without the prior written consent of both of TSEC and SOFS, which consent shall not be unreasonably withheld, conditioned or delayed. Each of the parties hereto shall keep strictly confidential any and all information furnished to it or its agents or representatives in the course of negotiations relating to this Agreement or any transactions contemplated by this Agreement, and such parties have instructed their representative officers, partners, employees and other representatives having access to such information of such obligation of confidentiality.

21.   Acknowledgment  of Kenan's  Conflicts  of  Interest.  All  parties to this
      ----------------------------------------------------
Agreement acknowledge their understanding and acceptance that Kenan, an attorney, has represented SOFS in other matters and, to some extent, in the transactions described herein, that he beneficially or directly owns shares of SOFS common stock (all of which are included in the shares attributed to Kenan), and that he has a personal interest in the transactions described herein in that he expects to be the transferee of some of the shares and warrants to be received by SOFS Sub. All parties to this Agreement also understand that, with respect to the transactions contemplated by this Agreement, Kenan is representing himself, SOFS and SOFS Sub.














                                                                    Exhibit 10.4
                                                             Page 22 of 29 Pages

     IN WITNESS WHEREOF, the parties hereto have entered into and signed this Agreement as of the date and year first above written.



Softstone,  Inc.                        TS  Electronics  Corporation



By____________________________          By____________________________
   Keith  P.  Boyd,  President               Wang  Jingyi,  CEO



_____________________________           ______________________________
   Keith  Boyd                                Wang  Jingyi


_____________________________           ______________________________
   Betty  S.  Boyd                             Wang  JianZhong



______________________________
   Gene  F.  Boyd







                                                                    Exhibit 10.4
                                                             Page 23 of 29 Pages

                                  Exhibit 2.6

                            Financial Statements of
                                Softstone, Inc.

                                    [Insert]























                                                                    Exhibit 10.4
                                                             Page 24 of 29 Pages

                                  Exhibit 4.8

                            Financial Statements of
                              TS Electronics Corp.





























                                                                    Exhibit 10.4
                                                             Page 25 of 29 Pages

                                  Exhibit 4.10

                  TSEC Liabilities Not Reflected in Exhibit 4.8

























                                                                    Exhibit 10.4
                                                             Page 26 of 29 Pages

                                Exhibit 5.1 (h)

                        FIRST INDEMNIFICATION AGREEMENT






































                                                                    Exhibit 10.4
                                                             Page 27 of 29 Pages

                                Exhibit 6.1 (h)

                        SECOND INDEMNIFICATION AGREEMENT






































                                                                    Exhibit 10.4
                                                             Page 28 of 29 Pages

                                  Exhibit 7.2

                                Escrow Agreement





































                                                                    Exhibit 10.4
                                                             Page 29 of 29 Pages